SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                October 18, 2000
                          -----------------------------
                            (Earliest Event Reported)



                           Total System Services, Inc.
                           ---------------------------
                          (Exact Name of Registrant as
                            Specified in its Charter)


   Georgia                       1-10254                     58-1493818
--------------             ------------------               --------------
(State of                  (Commission File                (IRS Employer
 Incorporation)             Number)                        Identification
                                                              Number)



                   1600 First Avenue, Columbus, Georgia 31901
                   -------------------------------------------
                    (Address of principal executive offices)


                                 (706) 649-2267
                        ---------------------------------
                         (Registrant's Telephone Number)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         --------------

         On October 18, 2000, Total System Services, Inc. ("Registrant") issued a press release with respect to its third quarter 2000 earnings.

         A copy of Registrant's press release regarding the announcement referenced above is attached hereto as Exhibit 99 and by this reference is hereby incorporated by reference into this Form 8-K and made a part hereof.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
-------      ------------------------------------------------------------------

        (a)  Financial Statements - None.

        (b)  Pro Forma Financial Information - None.

        (c)  Exhibits

             99 - Registrant's press release, October 18, 2000.

                                    Signature
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TOTAL SYSTEM SERVICES, INC.
                                       ("Registrant")


Dated: October 18, 2000                By:/s/ Kathleen Moates
       -----------------                  --------------------------------------
                                              Kathleen Moates
                                              Senior Deputy General Counsel





























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